UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2026
FLEX LTD.
(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	98-1773351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12515-8 Research Blvd, Suite 300, Austin, Texas		78759
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (512) 425-7929
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 5, 2026, Flex Ltd. (the “Company”) held its 2026 Annual General Meeting. There were 366,389,554 Ordinary Shares entitled to be voted and 323,004,668 Ordinary Shares were voted in person or by proxy at the Annual General Meeting.

At the Annual General Meeting:

(1)    The shareholders re-elected the nine (9) nominees for director.
(2)    The shareholders re-appointed Deloitte & Touche LLP as the Company’s independent auditors for the 2027 fiscal year and authorized the Company’s Board of Directors, upon the recommendation of the Audit Committee of the Board of Directors, to fix their remuneration.
(3)    The shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.
(4)    The shareholders approved a general authorization for the Company’s Board of Directors to allot and issue Ordinary Shares.
(5)    The shareholders approved the renewal of the Company’s Share Purchase Mandate permitting the Company to purchase or otherwise acquire up to 20% of its own issued and outstanding Ordinary Shares as of the date of the Annual General Meeting.

The Company’s Inspector of Elections certified the following vote tabulations from the Annual General Meeting:

Board of Directors:				Broker
Nominee	For	Against	Abstain	Non-Votes
Revathi Advaithi	301,282,808	2,602,409	130,906	18,988,545
John D. Harris II	302,352,317	1,533,309	130,497	18,988,545
Michael E. Hurlston	233,420,255	70,461,618	134,250	18,988,545
Erin L. McSweeney	301,171,343	2,719,042	125,738	18,988,545
Charles K. Stevens, III	299,209,482	4,680,242	126,399	18,988,545
Maryrose Sylvester	294,882,257	8,793,495	340,371	18,988,545
Lay Koon Tan	291,451,441	12,431,302	133,380	18,988,545
Patrick J. Ward	301,046,054	2,843,789	126,280	18,988,545
William D. Watkins	289,546,895	14,334,858	134,370	18,988,545

				Broker
	For	Against	Abstain	Non-Votes
Re-appointment of Deloitte & Touche LLP as	301,534,951	21,242,936	226,781	—
the Company's independent auditors for the
2027 fiscal year and to authorize the Board of
Directors, upon the recommendation of the
Audit Committee of the Board of Directors, to
fix their remuneration

				Broker
	For	Against	Abstain	Non-Votes
Non-binding, advisory resolution relating to	225,019,031	78,671,585	325,507	18,988,545
the compensation of the Company's named
executive officers

				Broker
	For	Against	Abstain	Non-Votes
General authorization for the Board of	288,781,735	15,076,272	158,116	18,988,545
Directors to allot and issue Ordinary Shares

				Broker
	For	Against	Abstain	Non-Votes
Renewal of the Share Purchase Mandate	295,517,145	7,464,133	1,034,845	18,988,545
relating to acquisitions by the Company of
up to 20% of its issued and outstanding
Ordinary Shares as of the date of the Annual
General Meeting

Item 8.01    Other Events.

The Company announced that it has received shareholder approval to purchase up to 20% of the Company’s issued and outstanding Ordinary Shares, and the Company’s Board of Directors has authorized management to continue its share repurchase plan for the Company’s issued Ordinary Shares in an aggregate amount not to exceed $2.0 billion. Share repurchases, if any, will be made in the open market and in compliance with SEC Rule 10b-18. The timing and actual number of shares repurchased will depend on a variety of factors including price, market conditions and applicable legal requirements. The share repurchase program does not obligate the Company to repurchase any specific number of shares and may be suspended or terminated at any time without prior notice.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: August 7, 2026

	By:	/s/ Kevin Krumm
		Name:	Kevin Krumm
		Title:	Chief Financial Officer

4